UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 16, 2014

SPX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (704) 752-4400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On December 16, 2014, the Compensation Committee of SPX Corporation’s (the “Company’s”) Board of Directors approved the form equity agreements for Officers under the SPX Corporation 2002 Stock Compensation Plan, under which future equity awards to the Company’s officers will be made.  The form agreements are attached hereto as exhibits 10.1 and 10.2, respectively.  The Company anticipates first using these forms in connection with 2015 grants.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Performance-based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.2	Form of Stock Option Agreement under the SPX Corporation 2002 Stock Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: December 30, 2014	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance-based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.2	Form of Stock Option Agreement under the SPX Corporation 2002 Stock Compensation Plan